

<ARTICLE>                     5
<LEGEND>
     This schedule  contains summary  financial  information  extracted from the balance  sheet of CNL Income Fund IX, Ltd. at March 31, 2000,  and its statement of income for the three  months then ended and is  qualified  in its entirety by reference to the Form 10Q of CNL Income Fund IX, Ltd. for the three months ended
March 31, 2000.
</LEGEND>


<PERIOD-TYPE>                  3-MOS
<FISCAL-YEAR-END>                              DEC-31-2000
<PERIOD-START>                                 JAN-01-2000
<PERIOD-END>                                   MAR-31-2000

<CASH>                                         904,504
<SECURITIES>                                   0
<RECEIVABLES>                                  192,630
<ALLOWANCES>                                   109,168
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         16,567,670
<DEPRECIATION>                                 1,982,749
<TOTAL-ASSETS>                                 29,225,392
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     28,167,396
<TOTAL-LIABILITY-AND-EQUITY>                   29,225,392
<SALES>                                        0
<TOTAL-REVENUES>                               589,709
<CGS>                                          0
<TOTAL-COSTS>                                  206,455
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                505,916
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            505,916
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   505,916
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>Due to the nature of its  industry,  CNL Income  Fund IX,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.


